Exhibit 99.1
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                                                                 EXECUTION COPY




                              RITE AID CORPORATION

           4,600,000 Shares of Mandatory Convertible Preferred Stock

                             Underwriting Agreement
                             ----------------------


                                                        August 16, 2005

Citigroup Global Markets Inc.
J.P. Morgan Securities Inc.
  As Representatives of the
  several Underwriters listed
  in Schedule 1 hereto

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

and

J.P. Morgan Securities Inc.
277 Park Avenue
New York, New York 10172


Ladies and Gentlemen:

         Rite Aid Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters listed in Schedule 1 hereto (the "Underwriters"), for whom you are acting as the representatives (the "Representatives"), an aggregate of 4,600,000 shares of Series I mandatory convertible preferred stock, liquidation preference of $25 per share, of the Company (the "Underwritten Shares") and, at the option of the Underwriters, up to an additional 600,000 shares of mandatory convertible preferred stock of the Company (the "Option Shares"). The mandatory convertible preferred stock of the Company to be outstanding after giving effect to the sale of the Underwritten Shares and the Option Shares are herein referred to as the "Securities". The Securities will be convertible into shares of common stock, par value $1.00 per share (the "Common Stock"), of the Company (such shares of Common Stock as may be issued upon conversion of the Securities being referred to herein as the "Underlying Securities"). The terms of the Securities will be set forth in a certificate of designations (the "Certificate of Designations") to be filed with the Secretary of State of the State of Delaware on or prior to the Closing Date (as hereinafter defined).

         The Company will use a portion of the net proceeds of the offering of the Securities to redeem (the "Redemption") all of its issued and outstanding 8% Series F cumulative convertible pay-in-kind preferred stock (the "Series F Preferred Stock").

         The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Securities, as follows:

         1. Registration Statement. The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (collectively, the "Securities Act") and has prepared and filed with the Commission a registration statement (file number 333-121636) on Form S-3, including a related basic prospectus, for registration under the Securities Act of the offering and sale of the Securities. The Company has filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (a) after the Effective Date of such registration statement, a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b), (b) prior to the Effective Date of such registration statement, an amendment to such registration statement (including the form of final prospectus supplement) or (c) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause (a), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Securities Act to be included in such registration statement and the Final Prospectus. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Closing Date or, to the extent not completed at the Closing Date, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Closing Date, will be included or made therein. The Registration Statement, at the Closing Date, meets the requirements set forth in Rule 415(a)(1)(x).

         Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 13 hereof.

         2. Purchase of the Securities by the Underwriters. (a) The Company agrees to issue and sell the Securities to the several Underwriters as provided in this underwriting agreement (this "Agreement"), and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective number of Underwritten Shares set forth opposite such Underwriter's name in Schedule 1 hereto at a price per share the "Purchase Price" of $24.25.

         In addition, the Company agrees to issue and sell the Option Shares to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Company the Option Shares at the Purchase Price.

         If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 9 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Company by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Securities as the Representatives in their sole discretion shall make.

         The Underwriters may exercise the option to purchase the Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of this Agreement, by written notice from the Representatives to the Company. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

         (b) The Company understands that the Underwriters intend to make a public offering of the Securities as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Securities on the terms set forth in the Final Prospectus. The Company acknowledges and agrees that the Underwriters may offer and sell Securities to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Securities purchased by it to or through any Underwriter.

         (c) Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives in the case of the Underwritten Shares, at the offices of Cravath, Swaine & Moore LLP at 10:00 A.M. New York City time on August 22, 2005, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters' election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares is referred to herein as the "Closing Date" and the time and date for such payment for the Option Shares, if other than the Closing Date, is herein referred to as the "Additional Closing Date".

         Payment for the Securities to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Securities to be purchased on such date in definitive form registered in such names and in such denominations as the Representatives shall request in writing not later than two full business days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The certificates for the Securities will be made available for inspection and packaging by the Representatives at the office of Citigroup Global Markets Inc. set forth above not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or the Additional Closing Date, as the case may be.

         3. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

         (a) No order preventing or suspending the use of any Preliminary Final Prospectus has been issued by the Commission, and each Preliminary Final Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Final Prospectus.

         (b) The Company meets the requirements for using Form S-3 under the Securities Act and would have met the requirements for using Form S-3 under the Securities Act of 1933, as in effect prior to October 21, 1992 had such standards been in effect as of the date hereof. The Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose is pending or, to the best knowledge of the Company, threatened by the Commission; as of the date the Registration Statement and any amendment thereto were last deemed effective, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; and as of the applicable filing date of the Final Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Final Prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Final Prospectus and any amendment or supplement thereto.

         (c) The Company is subject to and in compliance, in all material respects, with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The documents incorporated by reference in the Final Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents at the time of such filings or effectiveness contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Final Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not at the time of such filing or effectiveness contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (d) The Company is not, and after giving effect to the offering and sale of the Securities, the application of the proceeds thereof as described in the Final Prospectus will not be, an "investment company" within the meaning of the Investment Company Act.

         (e) The Company has not paid or agreed to pay to any person any compensation for soliciting another to purchase any Securities (except as contemplated by this Agreement).

         (f) The Company has not taken, directly or indirectly (it being understood that the Company makes no representations as to the activities of any Underwriter), any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

         (g) Each of the Company and its subsidiaries has been duly incorporated or organized, is validly existing as a corporation or limited liability company and is in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate or limited liability company power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation or limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification except to the extent that failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect").

         (h) The Company's authorized equity capitalization is as set forth in the Final Prospectus; all the outstanding shares of capital stock of the Company are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Final Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options, other than options, restricted stock or performance units outstanding pursuant to employee stock option plans; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement and the Final Prospectus; and all the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and, except for Rx USA, Inc., Rite Aid Lease Management Company, Read's, Inc., Thrifty PayLess Health Services, L.L.P. and Rite Aid Risk Management Corp., all outstanding shares of capital stock of the subsidiaries of the Company are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

         (i) The statements in the Final Prospectus under the headings "Certain United States Federal Tax Considerations", "Description of Mandatory Convertible Preferred Stock", and "Description of Capital Stock" fairly summarize the matters therein described.

         (j) This Agreement has been duly authorized, executed and delivered by the Company; the Securities have been duly authorized, and, when issued and delivered and paid for as provided herein, will be validly issued and will be fully paid and non-assessable and will conform to the descriptions thereof in the Final Prospectus under the caption "Description of Mandatory Convertible Preferred Stock" and "Description of Capital Stock--Preferred Stock"; and the issuance of the Securities is not subject to any preemptive or similar rights; the Underlying Securities have been duly authorized and reserved for issuance and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be validly issued, fully paid and non-assessable and will conform to the description thereof in the Final Prospectus; and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.

         (k) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as will be obtained under the Securities Act, the securities laws of any jurisdiction outside the U.S. in which the Securities are offered, from the Secretary of State of the State of Delaware and such as may be required under the blue sky laws of any jurisdiction and the National Association of Securities Dealers Inc. ("NASD") in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Final Prospectus.

         (l) On the Closing Date, none of the execution and delivery of this Agreement, the issue and sale of the Securities, the fulfillment of the terms hereof or thereof or the Redemption will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of either of the Company or any subsidiary, (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, as applicable, or (iii) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any of its subsidiaries is subject, except in the case of clauses (ii) and (iii) as could not reasonably be expected to have a Material Adverse Effect.

         (m) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in or incorporated by reference in the Final Prospectus present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and the Exchange Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); the summary financial data set forth under the caption "Summary Consolidated Financial Data" in the Final Prospectus fairly present, on the basis stated in the Final Prospectus, the information included therein.

         (n) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby; or (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Final Prospectus (exclusive of any amendment or supplement thereto).

         (o) The Company and each of its subsidiaries own or lease all such properties as are necessary to the conduct of their respective operations as presently conducted, except where the failure to own or lease such property could not reasonably be expected to have a Material Adverse Effect.

         (p) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws; (ii) the terms of any agreement or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, as applicable, except in the case of (ii) and (iii), such violation or default that could not reasonably by expected to have a Material Adverse Effect.

         (q) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements included in or incorporated by reference in the Final Prospectus, are, to the knowledge of the Company, independent public accountants with respect to the Company within the meaning of the Securities Act.

         (r) There are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Securities.

         (s) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, except as set forth in or contemplated in the Final Prospectus (exclusive of any amendment or supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in or contemplated in the Final Prospectus (exclusive of any amendment or supplement thereto).

         (t) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers that could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Final Prospectus (exclusive of any amendment or supplement thereto).

         (u) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects, except where noncompliance could not reasonably be expected to have a Material Adverse Effect; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew or replace its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Final Prospectus (exclusive of any amendment or supplement thereto).

         (v) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such licenses, certificates, permits and other authorizations could not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Final Prospectus (exclusive of any amendment or supplement thereto).

         (w) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in the Final Prospectus (exclusive of any amendment or supplement thereto); except as set forth in the Final Prospectus (exclusive of any amendment or supplement thereto), neither the Company nor any of the subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, which, if the subject of any unfavorable ruling, decision or finding could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (x) Each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are eligible to participate; the Company and its subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

         (y) The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's business as now conducted or as proposed in the Final Prospectus to be conducted, except as otherwise referenced in the Final Prospectus or where the failure to own, possess, license or have other rights to such Intellectual Property could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any charge, complaint, claim, demand or notice alleging any interference, infringement, misappropriation or violation of a third party's right in Intellectual Property (including any claim that the Company or any of its subsidiaries must license or refrain from using such Intellectual Property), which, if the subject of any unfavorable ruling, decision or finding could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (z) The Company maintains, and has maintained during the periods covered by the financial statements included in or incorporated by reference in the Final Prospectus, disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act) that are designed to provide reasonable assurance that information required to be disclosed in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported with the time periods specified in the rules and forms of the Commission, including, without limitation, controls and procedures designed to ensure that information required to be so described is accumulated and communicated to the Company's management, including its principal executive officer or officers, and its principal financial officer or officers, as appropriate to allow timely decisions regarding required disclosure.

         (aa) The Company maintains a system of internal control over financial reporting sufficient to provide reasonable assurance that (i) the Company's financial records, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on the Company's financial statements. Except as described in, or incorporated by reference into, the Prospectus, since the most recent audit of the effectiveness of the Company's internal control over financial reporting, there has been (i) no material weakness in the Company's internal control over financial reporting (whether or not remediated) and (ii) no change in the Company's internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company's internal control over financial reporting.

         (bb) Other than the declaration and payment of dividends on the Series D, Series E, Series F, Series G and Series H preferred stock, the Company has not declared or paid a dividend on any class of capital stock of the Company since the third quarter of the Company's 2000 fiscal year.

         Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

         4. Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

         (a) Effectiveness of the Registration Statement. The Company will file the Final Prospectus with the Commission within the time periods specified by Rule 415, Rule 424(b) and Rule 430A, as applicable, under the Securities Act and file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Final Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and the Company will furnish copies of the Final Prospectus to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

         (b) Delivery of Copies. The Company will deliver, without charge, to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period, as many copies of the Final Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) as the Representatives may reasonably request. As used herein, the term "Prospectus Delivery Period" means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales of the Securities by any Underwriter or dealer.

         (c) Amendments or Supplements. During the Prospectus Delivery Period, the Company will, before filing any amendment or supplement to the Registration Statement or the Final Prospectus, whether before or after the time that the Registration Statement becomes effective, furnish to the Representatives and counsel for the Underwriters a copy of the proposed amendment or supplement for review and will not file any such proposed amendment or supplement to which the Representatives reasonably objects.

         (d) Notice to the Representatives. During the Prospectus Delivery Period, the Company will advise the Representatives promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective;
(ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Final Prospectus or any amendment to the Final Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Final Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Final Prospectus or the Final Prospectus or the initiation or threatening of any proceeding for that purpose;
(vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Final Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities or the Underlying Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Final Prospectus or the Final Prospectus or suspending any such qualification of the Securities or the Underlying Securities and, if any such order is issued, will use its reasonable best efforts to obtain as soon as possible the withdrawal thereof.

         (e) Ongoing Compliance of the Final Prospectus. If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Final Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Final Prospectus or to file under the Exchange Act any document incorporated by reference in the Final Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Final Prospectus as may be necessary so that the statements in the Final Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Final Prospectus is delivered to a purchaser, be misleading or so that the Final Prospectus will comply with law.

         (f) Blue Sky Compliance. The Company will qualify the Securities and the Underlying Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities and the Underlying Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify or where it is not now so qualified, (ii) file any general consent to service of process in any such jurisdiction or
(iii) take any action that would subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

         (g) Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement.

         (h) Clear Market. For a period of 90 days after the date of the initial public offering of the Securities, the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or preferred stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock or preferred stock of the Company or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or preferred stock of the Company, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or preferred stock of the Company or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than the Securities to be sold hereunder; the Underlying Securities; any shares of Common Stock or other securities issued pursuant to existing employee benefit plans or any shares of Common Stock issued upon the exercise of options granted under existing employee stock option plans or upon conversion of its Series E Preferred Stock, the Series F Preferred Stock, its Series G Preferred Stock or its Series H Preferred Stock, issuances of Series F Preferred Stock, Series G Preferred Stock and Series H Preferred Stock as payments of dividends in accordance with the respective terms of the Series F Preferred Stock, Series G Preferred Stock and Series H Preferred Stock and issuances of Common Stock as payment of dividends on its Series E Preferred Stock or the Securities; provided, however, that this clause
(h) shall not prohibit the Company from (i) consummating an exchange of its Series E Preferred Stock for a new series of preferred stock with an aggregate liquidation preference equal to the Series E Preferred Stock, (ii) filing a registration statement on Form S-8 under the Securities Act, with respect to securities to be offered pursuant to the Company's employee benefit plans existing as of the date hereof or on Form S-3 for the resale of shares of Common Stock issued as dividends in compliance with this paragraph or (iii) consummating the Redemption.

         The Company may permit sales of up to 360,000 shares of Common Stock or preferred stock of the Company covered by the individuals listed in Schedule 2, subject to the restriction that no more than a total of 200,000 shares of Common Stock or preferred stock may be sold by any one individual listed on
Schedule 2.

         (i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Final Prospectus under the heading "Use of Proceeds".

         (j) No Stabilization. The Company will not take, directly or indirectly (it being understood that the Company makes no covenant or agreement as to the activities of any Underwriter) , any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities or the Common Stock.

         (k) Underlying Securities. The Company has reserved and will keep available at all times, free of preemptive rights, sufficient shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of Common Stock upon conversion of the Securities.

         (l) Exchange Listing. The Company will use its best efforts to list, subject to notice of issuance, the Underlying Securities on the New York Stock Exchange (the "Exchange").

         5. Conditions of Underwriters' Obligations. The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

         (a) Registration Compliance; No Stop Order. The Registration Statement (or if a post-effective amendment thereto is required to be filed under the Securities Act, such post-effective amendment) shall have become effective, and the Representatives shall have received notice thereof, not later than 5:00 P.M., New York City time, on the date hereof; no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose shall be pending before or threatened by the Commission; the Final Prospectus shall have been timely filed with the Commission under the Securities Act and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

         (b) The Representatives shall have received an opinion, dated the Closing Date, of Robert Sari, Esq., general counsel for the Company, in form and substance satisfactory to the Representatives, substantially in the form set forth in Exhibit 1 or as otherwise agreed to by the parties hereto.

         (c) The Representatives shall have received three opinions, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, in form and substance satisfactory to the Representatives, substantially in the forms set forth in Exhibits 2, 3 and 4 hereto or as otherwise agreed to by the parties hereto.

         (d) The Representatives shall have received from Cravath, Swaine & Moore LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Final Prospectus (as amended or supplemented at the Closing Date) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Prospectus, any amendment or supplement to the Final Prospectus and this Agreement and that:

              (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

              (ii) since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Final Prospectus (exclusive of any amendment or supplement thereto).

         (f) On the date of this Agreement and on the Closing Date, the Company shall have requested and caused Deloitte & Touche LLP to furnish to the Representatives letters, dated respectively as of the date of this Agreement and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Securities Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder, and stating in effect that:

              (i) in their opinion the audited financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

              (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review, in accordance with the standards established under Statement on Auditing Standards No. 100, of the unaudited interim financial information for the thirteen week period ended May 28, 2005, and as at May 28, 2005; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and audit, executive and compensation committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to May 28, 2005, nothing came to their attention which caused them to believe that:

                    (1) with respect to the period subsequent to May 28, 2005, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt less current maturities of the Company and its subsidiaries or common stock of the Company or increases in the stockholders' deficit of the Company as compared with the amounts shown on the May 28, 2005 consolidated balance sheet included or incorporated in the Final Prospectus, or for the period from May 29, 2005 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in revenues, increases in net loss or loss from continuing operations before income taxes and cumulative effect of accounting change or in net loss per share of the Company and its subsidiaries, except in all instances for changes, increases or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                    (2) the information included in response to Regulation S-K,
              Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and
              Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the disclosure requirements of Regulation S-K; and

              (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Final Prospectus, including the information set forth under the captions "Summary", "Risk Factors", "Use of Proceeds", "Capitalization", "Summary Consolidated Financial Data", "Description of Mandatory Convertible Preferred Stock" and "Description of Capital Stock", and set forth in the Company's annual report on Form 10-K for the fiscal year ended February 26, 2005 (the "Annual Report"), including the information set forth under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Business", "Selected Financial Data" and "Market for Registrant's Common Equity and Related Stockholder Matters and Issuer Purchases of Equity Securities", in the Final Prospectus and the Annual Report agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

         References to the Final Prospectus in this Section 5(f) include any amendment or supplement thereto at the date of the applicable letter.

         (g) Subsequent to the date of this Agreement or, if earlier, the dates as of which information is given in the Final Prospectus (exclusive of any amendment or supplement thereto), there shall not have been, other than any repurchase of indebtedness, (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 5; or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Final Prospectus (exclusive of any amendment or supplement thereto).

         (h) The Securities shall be eligible for clearance and settlement through The Depository Trust Company.

         (i) Subsequent to the date of this Agreement, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), any notice given of any intended or potential decrease in any such rating (including notice of an adverse change in the outlook for such rating) or of a possible change in any such rating that does not indicate the direction of the possible change.

         (j) The "lock-up" agreements, each substantially in the form of
Exhibit 5 hereto, between you and the individuals and entities set forth on
Schedule 2 hereto relating to sales and certain other dispositions of shares of Common Stock or certain other securities of the Company, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or Additional Closing Date, as the case may be.

         (k) The Underlying Securities shall have been approved for listing on the Exchange, subject to official notice of issuance.

         (l) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Securities.

         (m) The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company in its jurisdiction of organization in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdiction.

         (n) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

         If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

         6. Indemnification and Contribution.

         (a) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Final Prospectus (or any amendment or supplement thereto) or any Preliminary Final Prospectus, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

         (b) Indemnification of the Company. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Final Prospectus (or any amendment or supplement thereto) or any Preliminary Final Prospectus, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Final Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the third paragraph under the caption "Underwriting", the information contained in the tenth, eleventh and twelfth paragraphs under the caption "Underwriting", and the information contained in the thirteenth paragraph under the caption "Underwriting".

         (c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnification may be sought (the "Indemnifying Person") in writing of the commencement of such suit, action, claim or demand; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the use of counsel chosen by the Indemnifying Person to represent the Indemnified Person would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Indemnifying Person and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Persons which are different from or additional to those available to the Indemnifying Person; (iii) the Indemnifying Person shall not have employed counsel satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action; or (iv) the Indemnifying Person shall authorize the Indemnified Person to employ separate counsel at the expense of the Indemnifying Person. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

         (d) Contribution. If the indemnification provided for in paragraphs
(a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Final Prospectus, bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) Limitation on Liability. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph
(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

         7. Effectiveness of Agreement. This Agreement shall become effective upon the later of (i) the execution and delivery hereof by the parties hereto and (ii) receipt by the Company and the Representatives of notice of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment thereto).

         8. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by the New York Stock Exchange; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement and the Final Prospectus.

         9. Defaulting Underwriter. (a) If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Final Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Final Prospectus that effects any such changes. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

         (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be does not exceed one-tenth of the aggregate number of Securities to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Securities that such Underwriter agreed to purchase hereunder on such date plus such Underwriter's pro rata share (based on the number of Securities that such Underwriter agreed to purchase on such date) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

         (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-tenth of the aggregate amount of Securities to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Securities on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this
Section 9 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 6 hereof shall not terminate and shall remain in effect.

         (d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

         10. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and the Underlying Securities and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Final Prospectus and the Final Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the fees and expenses of the Company's counsel and independent accountants; (iv) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities and the Underlying Securities under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (v) the cost of preparing stock certificates; (vi) the costs and charges of any transfer agent and any registrar; (vii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the NASD; (viii) all expenses incurred by the Company in connection with any "road show" presentation to potential investors; and (ix) all expenses and application fees related to the listing of the Underlying Securities on the Exchange.

         (b) If (i) this Agreement is terminated pursuant to Section 8, (ii) the Company for any reason fails to tender the Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Securities for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

         11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 6 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

         12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of the Company or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriters.

         13. Certain Defined Terms. For purposes of this Agreement, the following terms shall have the following meanings:

              "affiliate" has the meaning set forth in Rule 405 under the Securities Act, except where otherwise expressly provided.

              "Basic Prospectus" shall mean the prospectus referred to in
Section 1 contained in the Registration Statement at the Effective Date including any Preliminary Final Prospectus.

              "business day" means any day other than a day on which banks are permitted or required to be closed in New York City.

              "Effective Date" with respect to (i) the Registration Statement shall mean the date it became effective or the last date it was deemed amended,
(ii) any post-effective amendment thereto shall mean the date it was declared effective and (iii) any Rule 462(b) Registration Statement shall mean the date it was declared effective.

              "Final Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

              "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.

              "Registration Statement" shall mean the registration statement referred to in Section 1, including exhibits, financial statements and documents incorporated by reference therein, as amended at the Closing Date (or, if not effective at the Closing Date, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Closing Date as provided by Rule 430A.

              "Rule 415", "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Securities Act.

              "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

              "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in
Section 1 hereof.

              "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

         14. Miscellaneous. (a) Authority of the Representatives. Any action by the Underwriters hereunder may be taken by Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. on behalf of the Underwriters, and any such action taken by Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. shall be binding upon the Underwriters.

         (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o Citigroup Global Markets Inc. General Counsel, 388 Greenwich Street, New York, New York 10013 (fax:
(212) 816-7912); Attention: General Counsel and to J.P. Morgan Securities Inc., 277 Park Avenue, New York, New York 10172 (fax: (212) 622-8358); Attention:
Henry K. Wilson. Notices to the Company shall be given to it at Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011, (fax: (717) 760-7867); Attention: Robert Sari, Esq.

         (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

         (e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

         (f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         15. Absence of Fiduciary Relationships. The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm's length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company. Additionally, neither the Representatives nor any other Underwriter (solely in their capacity as such) is advising the Company as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction in connection with the offering of Securities contemplated hereby. In connection with the offering of Securities contemplated hereby, the Company shall consult with its own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto, except as otherwise set forth herein. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.

         If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.


                                       Very truly yours,

                                       RITE AID CORPORATION,

                                           by  /s/ Robert B. Sari
                                               ---------------------------------
                                               Name:    Robert B. Sari
                                               Title:   Senior Vice President,
                                                        General Counsel and
                                                        Secretary

Accepted: August 16, 2005

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.


                                       Citigroup Global Markets Inc.

                                            by  Citigroup Global Markets Inc.

                                            By
                                               ---------------------------------
                                               Name:
                                               Title:

                                      J.P. Morgan Securities Inc.

                                            by  J.P. Morgan Securities Inc.

                                            By
                                               ---------------------------------
                                               Name:
                                               Title:




For itself and on behalf of the several
Underwriters listed in Schedule 1.